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                                                                    EXHIBIT 10.4




                               FIRST AMENDMENT TO
                          TRADEMARK LICENSE AGREEMENT


     WHEREAS, FINAMARK, INC.; ATOFINA PETROCHEMICALS, INC. (collectively, "Licensor") and SWBU, L.P. entered into a Trademark License Agreement (the "Agreement") effective July 31, 2000;

     WHEREAS, Alon USA, LP and its affiliated companies (collectively "Licensee") purchased all right, title and interest in and to SWBU, L.P. and all SWBU's interest in the Agreement;

     WHEREAS, Licensee and Licensor now wish to amend and clarify the Agreement.

     NOW THEREFORE, in consideration of ten dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Licensor and Licensee agree as follows:

1. In addition to the rights set forth in the Agreement, Licensee shall have a limited right to sublicense use of the Licensed Marks in the Exclusive Licensed Territory to an entity or entities operating a private label credit card program ("Credit Card Provider") on behalf of Licensee.

2. Licensee shall sublicense under terms and conditions as least as restrictive as those contained in the Agreement.

3. Licensee will enforce quality control provisions as contained in the Agreement and will include in any sublicense agreements provisions for Licensor to inspect any materials displaying the Licensed Marks.

4. Licensee will include in any sublicense language stating that the Licensed Marks are not owned by Licensee but licensed from Licensor.

5. If Licensor has any rights to or in the mark ZAP APP, it shall be considered a Licensed Mark to the extent of Licensor's rights therein. Licensee may pursue any action with the United

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States Patent and Trademark Office or with third parties to perfect Licensor's rights in the mark at Licensee's sole expense.

6.   All other terms and conditions remain unchanged.

     IN WITNESS WHEREOF, Licensor and Licensee have caused this First Amendment to Trademark License Agreement to be executed by the respective authorized parties effective on the last date appearing below.

FINAMARK, INC.                          ATOFINA PETROCHEMICALS, INC.

By: /s/ Peter J. Winnington             By: /s/ Robert D. Kilpatrick

Title: Secretary                        Title: Vice President

Date:  4/9/01                           Date: 4-9-01


ALON USA, LP by its General Partner,
ALON USA GP, INC.

By: /s/ JEFF D. MORRIS

Title: President/CEO PSS

Date:  4/11/01